SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: July 30, 2004

(Date of earliest event reported)

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in the charter)

Delaware	000-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4200

Chicago, Illinois 60606-6303

(Address of Principal Executive Offices)

312-496-1200

(Registrant’s telephone number including area code)

n/a

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
99.1	Heidrick & Struggles International, Inc. News Release Dated July 30, 2004

Item 12. Results of Operations and Financial Conditions

On July 30, 2004, Heidrick & Struggles International, Inc. issued a news release reporting its 2004 Second Quarter Financial Results. A copy of the news release is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference. The information in Exhibit 99.1 is being furnished pursuant to both Item 9 and Item 12 of Form 8-K.

The information being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

/s/ Fritz E. Freidinger
Fritz E. Freidinger, Secretary

Dated: July 30, 2004